Exhibit 99.2

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of June 30, 2022 and December 31, 2022

Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2022 and 2021

Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2022 and 2021

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the three and six months ended June 30, 2022 and 2021

NOI Reconciliations – three and six months ended June 30, 2022 and 2021

Same Property NOI Reconciliation

EBITDA Reconciliations – three and six months ended June 30, 2022 and 2021

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale and loss on extinguishment of debt.

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, interest expense, including amortization of financing costs, share based compensation expense, net amortization of above and below market leases, loss on impairment, impairment of assets held for sale, loss on extinguishment of debt, and other income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Annual Report on Form 10-Q for the three and six months ended June 30, 2022 and 2021.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO Funds from operations (“FFO”), a non-GAAP measure, is an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases) and after adjustments for unconsolidated partnerships and joint ventures. In addition to FFO, Adjusted FFO (“AFFO”), excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	June 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Investment properties, net	$78,059,345	$69,407,915
Cash	2,480,925	4,370,405
Restricted cash	3,297,038	3,013,572
Rent and other receivables, net of allowance of $18,219 and $13,010, as of June 30, 2022 and 2021, respectively	284,056	466,141
Assets held for sale	9,897,045	9,846,208
Unbilled rent	930,697	872,322
Intangible assets, net	4,424,149	4,200,392
Other assets	570,038	370,133
Total Assets	$99,943,293	$92,547,088

LIABILITIES
Accounts payable and accrued liabilities	$1,954,385	$1,307,257
Intangible liabilities, net	2,459,960	1,880,612
Mortgages payable, net	61,811,192	54,517,822
Mortgages payable, net, associated with assets held for sale	7,615,368	7,615,368
Mandatorily redeemable preferred stock, net	4,336,667	4,227,640
Total Liabilities	$78,177,572	$69,548,699

EQUITY
Common stock, 17,439,947 and 16,052,617 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively)	$174,399	160,524
Additional paid-in capital	51,116,997	49,645,428
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(27,650,766)	(24,981,346)
Total Stockholders' Equity	20,289,684	21,473,660
Noncontrolling interests - Hampton Inn Property	—	—
Noncontrolling interests - Hanover Square Property	137,156	146,603
Noncontrolling interests - Parkway Property	474,854	500,209
Noncontrolling interests - Operating Partnership	864,027	877,917
Total Equity	$21,765,721	$22,998,389
Total Liabilities and Equity	$99,943,293	$92,547,088

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

REVENUE
Retail center property revenues	$1,623,207	$1,361,349	$3,148,292	$2,554,990
Flex center property revenues	609,843	183,594	1,223,233	366,421
Hotel property room revenues	356,076	1,421,394	1,118,276	2,708,142
Hotel property other revenues	6,775	11,924	10,064	20,561
Total Revenue	$2,595,901	$2,978,261	$5,499,865	$5,650,114

OPERATING EXPENSES
Retail center property operating expenses	$442,047	$353,834	$892,172	$681,764
Flex center property operating expenses	160,670	64,716	322,051	118,804
Hotel property operating expenses	339,943	975,189	712,803	1,772,584
Bad debt expense	163	—	12,946	3,196
Share based compensation expenses	—	—	233,100	149,981
Legal, accounting and other professional fees	368,546	296,040	828,415	787,895
Corporate general and administrative expenses	155,509	117,040	236,215	186,177
Loss on impairment	—	—	36,670	—
Impairment of assets held for sale	—	—	175,671	—
Loss on extinguishment of debt	169,675	—	169,675	—
Depreciation and amortization	1,122,455	770,377	2,277,652	1,423,610
Total Operating Expenses	2,759,008	2,577,196	5,897,370	5,124,011
Operating (loss) income	(163,107)	401,065	(397,505)	526,103
Interest expense	874,156	1,224,296	1,715,580	3,658,428
Net Loss from Operations	(1,037,263)	(823,231)	(2,113,085)	(3,132,325)
Other income	29,324	182,407	124,763	183,759
Net Loss	(1,007,939)	(640,824)	(1,988,322)	(2,948,566)
Less: Net income attributable to Hampton Inn Property noncontrolling interests	—	43,493	—	18,255
Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests	7,272	(2,787)	6,953	(9,807)
Less: Net income attributable to Parkway Property noncontrolling interests	4,052	—	14,245	—
Less: Net (loss) income attributable to Operating Partnership noncontrolling interests	(4,376)	1,433	(5,349)	3,473
Net Loss Attributable to Medalist Common Shareholders	$(1,014,887)	$(682,963)	$(2,004,171)	$(2,960,487)

Loss per share from operations - basic and diluted	$(0.06)	$(0.05)	$(0.12)	$(0.29)

Weighted-average number of shares - basic and diluted	17,439,947	14,410,149	16,738,510	10,133,257

Dividends paid per common share	$0.02	$—	$0.04	$—

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(1,988,322)	$(2,948,566)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	1,564,144	1,003,534
Amortization	713,508	420,076
Loan cost amortization	53,617	60,588
Mandatorily redeemable preferred stock issuance cost and discount amortization	109,027	99,979
Convertible debenture issuance cost, discount and beneficial conversion feature amortization	—	1,718,487
Above (below) market lease amortization, net	(64,251)	3,618
Bad debt expense	12,946	3,196
Note payable forgiveness	—	(176,300)
Share-based compensation	233,100	149,981
Impairment of assets held for sale	175,671	—
Loss on impairment	36,670	—
Loss on extinguishment of debt	169,675	—

Changes in assets and liabilities
Rent and other receivables, net	169,139	67,645
Unbilled rent	(58,375)	(143,283)
Other assets	(199,905)	87,897
Accounts payable and accrued liabilities	647,128	647,341
Net cash flows from operating activities	1,573,772	994,193

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions	(10,279,714)	(10,205,385)
Capital expenditures	(492,704)	(72,852)
Net cash flows from investing activities	(10,772,418)	(10,278,237)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(729,790)	(12,000)
Repayment of line of credit, short term	—	(325,000)
Proceeds from mortgages payable, net	18,477,304	6,421,870
Repayment of mortgages payable	(11,407,226)	(266,270)
Proceeds from sale of convertible debentures, net of capitalized offering costs	—	1,305,000
Proceeds from sales of common stock, net of capitalized offering costs	1,538,887	10,853,605
Repurchases of common stock, including costs and fees	(286,543)	—
Net cash flows from financing activities	7,592,632	17,977,205

INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(1,606,014)	8,693,161
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	7,383,977	5,096,928
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$5,777,963	$13,790,089

CASH AND CASH EQUIVALENTS, end of period, shown in consolidated balance sheets	2,480,925	10,868,459
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in consolidated balance sheets	3,297,038	2,921,630
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the consolidated statements of cash flows	$5,777,963	$13,790,089

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$1,515,037	$1,779,775

Non-cash transactions:
Conversion of convertible debentures and accrued interest to common stock	$—	$5,058,788
Transfer of investment properties, net to assets held for sale, net	—	9,683,555
Transfer of mortgages payable, net to mortgages payable associated with assets held for sale, net	—	7,592,931

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the Three and Six Months Ended June 30, 2022 and 2021

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Funds from operations
Net income (loss)	$(1,007,939)	$(640,824)	$(1,988,322)	$(2,948,566)
Depreciation of tangible real property assets	616,416	436,661	1,219,261	802,387
Depreciation of tenant improvements	151,522	96,483	300,446	170,819
Amortization of leasing commissions	24,646	15,616	44,437	30,328
Amortization of intangible assets	329,871	221,617	713,508	420,076
Loss on impairment	-	-	36,670	-
Impairment of assets held for sale	-	-	175,671	-
Loss on extinguishment of debt	169,675	-	169,675	-
Funds from operations	$284,191	$129,553	$671,346	$(1,524,956)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Adjusted funds from operations
Funds from operations	$284,191	$129,553	$671,346	$(1,524,956)
Amortization of above market leases	55,943	59,984	125,526	113,597
Amortization of below market leases	(94,160)	(59,603)	(189,777)	(109,979)
Straight line rent	(43,529)	(55,191)	(58,450)	(143,283)
Capital expenditures	(126,644)	(51,202)	(492,703)	(72,852)
Increase in fair value of interest rate cap	(28,894)	149	(119,936)	(11)
Amortization of loan issuance costs	25,499	16,398	53,617	60,588
Amortization of preferred stock discount and offering costs	55,104	50,530	109,027	99,979
Amortization of convertible debenture discount, offering costs and beneficial conversion feature	—	263,163	—	1,718,487
Share-based compensation	—	—	233,100	149,981
Bad debt expense	163	—	12,946	3,196
Debt forgiveness	—	(176,300)	—	(176,300)
Adjusted Funds from operations (AFFO)	$127,673	$177,481	$344,696	$118,447

NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Operating Income
Net Loss	$(1,007,939)	$(640,824)	$(1,988,322)	$(2,948,566)
Plus: Preferred dividends, including amortization of capitalized issuance costs	155,104	150,530	309,027	299,979
Plus: Legal, accounting and other professional fees	368,546	296,040	828,415	787,895
Plus: Corporate general and administrative expenses	155,509	117,040	236,215	186,177
Plus: Depreciation expense	792,584	548,760	1,564,144	1,003,534
Plus: Amortization of intangible assets	329,871	221,617	713,508	420,076
Plus: Interest expense, including amortization of capitalized loan issuance costs	719,052	1,073,766	1,406,553	3,358,449
Plus: Share based compensation expense	-	-	233,100	149,981
Plus: Loss on impairment	-	-	36,670	-
Plus: Impairment of assets held for sale	-	-	175,671	-
Plus: Loss on extinguishment of debt	169,675	-	169,675	-
Less: Other income	(29,324)	(182,407)	(124,763)	(183,759)
Less: Net amortization of above and below market leases	(38,217)	381	(64,251)	3,618
Net Operating Income - NOI	$1,614,861	$1,584,903	$3,495,642	$3,077,384

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$1,846,080	$1,294,967	$3,621,696	$2,448,201
Retail and flex property tenant reimbursement revenues	348,753	250,357	685,578	476,828
Hotel property revenues	362,851	1,433,318	1,128,340	2,728,703
Total revenues	2,557,684	2,978,642	5,435,614	5,653,732

Operating expenses:
Retail and flex property operating expenses	602,717	418,550	1,214,223	800,568
Hotel property operating expenses	339,943	975,189	712,803	1,772,584
Bad debt expense	163	-	12,946	3,196
Total operating expenses	942,823	1,393,739	1,939,972	2,576,348

Net Operating Income - NOI	$1,614,861	$1,584,903	$3,495,642	$3,077,384

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
All Properties
Same property NOI	$1,083,260	$1,274,359	$2,493,491	$2,699,181
NOI of acquired properties (1)	531,601	115,699	1,002,151	115,699
NOI of disposed properties (2)	-	194,845	-	262,504
Total NOI (3)	$1,614,861	$1,584,903	$3,495,642	$3,077,384

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn
(3)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Retail Properties
Same retail property NOI	$925,113	$891,619	$1,803,973	$1,756,792
NOI of acquired retail properties (1)	241,186	115,699	426,862	115,699
Total retail property NOI (2)	$1,166,299	$1,007,318	$2,230,835	$1,872,491

(1)	Lancer Center and Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Flex Properties
Same flex property NOI	$135,239	$119,456	$273,981	$248,774
NOI of acquired flex properties (1)	290,415	-	575,289	-
Total flex property NOI (2)	$425,654	$119,456	$849,270	$248,774

(1)	Greenbrier Business Center and Parkway
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Hotel Properties
Same hotel property NOI	$22,908	$263,284	$415,537	$693,615
NOI of disposed hotel properties (1)	-	194,845	-	262,504
Total hotel property NOI	$22,908	$458,129	$415,537	$956,119

(1)	Greensboro Hampton Inn

Three Months Ended	Six Months Ended

	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Same Property Retail & Flex NOI Reconciliation
Same property retail & flex NOI	$1,060,352	$1,011,075	$2,077,954	$2,005,566
NOI of newly acquired retail & flex properties (1)	531,601	115,699	1,002,151	115,699
Same hotel property NOI	22,908	263,284	415,537	693,615
NOI of recently sold properties (2)	-	194,845	-	262,504
Total NOI (3)	$1,614,861	$1,584,903	$3,495,642	$3,077,384

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn
(3)	Excludes net amortization of above and below market leases.

EBITDA Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
EBITDA
Net Loss	$(1,007,939)	$(640,824)	$(1,988,322)	$(2,948,566)
Plus: Preferred dividends, including amortization of capitalized issuance costs	155,104	150,530	309,027	299,979
Plus: Interest expense, including amortization of capitalized loan issuance costs	719,052	1,073,766	1,406,553	3,358,449
Plus: Depreciation expense	792,584	548,760	1,564,144	1,003,534
Plus: Amortization of intangible assets	329,871	221,617	713,508	420,076
Less: Net amortization of above and below market leases	(38,217)	381	(64,251)	3,618
Plus: Loss on impairment	-	-	36,670	-
Plus: Impairment of assets held for sale	-	-	175,671	-
Plus: Loss on extinguishment of debt	169,675	-	169,675	-
EBITDA	$1,120,130	$1,354,230	$2,322,675	$2,137,090

Same Property Revenues

	Six Months Ended
	June 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
All Properties
Same property revenues	$4,012,696	$4,167,331	$(154,635)	(3.7)%
Revenues of acquired properties (1)	1,487,169	1,482,783	4,386
Total revenues (3)	$5,499,865	$5,650,114	$(150,249)	(2.7)%

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn
(3)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$2,488,401	$2,400,160	$88,241	3.7%
Revenues of acquired retail properties (1)	659,891	154,830	505,061
Total retail property revenues (2)	$3,148,292	$2,554,990	$593,302	23.2%

(1)	Lancer Center and Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$395,955	$366,421	$29,534	8.1%
Revenues of acquired flex properties (1)	827,278	-	827,278
Total flex property revenues (2)	$1,223,233	$366,421	$856,812	233.8%

(1)	Greenbrier Business Center and Parkway
(2)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Hotel Properties
Same hotel property revenues	$1,128,340	$1,400,750	$(272,410)	(19.4)%
Revenues of disposed hotel properties (1)	-	1,327,953	(1,327,953)
Total hotel property revenues	$1,128,340	$2,728,703	$(1,600,363)	(58.6)%

(1)	Greensboro Hampton Inn

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of June 30,		As of June 30,		As of June 30,
	2022	2021	2022	2021	2022	2021
Retail	5	4	633,013	553,281	97.3%	94.6%
Flex	3	1	218,269	64,880	93.9%	93.8%
Total	8	5	851,282	618,161	96.4%	94.5%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of June 30,		As of June 30,		As of June 30,
	2022	2021	2022	2021	2022	2021
Retail	4	4	553,281	553,281	98.3%	94.6%
Flex	1	1	64,880	64,880	100.0%	93.8%
Total	5	5	618,161	618,161	98.5%	94.5%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.08
Franklin Square	4.97
Hanover Square, LLC	3.99
Lancer Center	3.88
Salisbury Marketplace	5.92
Retail Property Average	4.95

Flex Properties
Brookfield	3.20
Greenbrier Business Center	2.08
Parkway	1.65
Flex Property Average	2.29

Retail and Flex Property Average	4.27

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	5.89

Weighted Average Mortgage Payable Interest Rate	4.4%